UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 30, 2023

SURFACE ONCOLOGY, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38459	46-5543980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Hampshire Street, 8th Floor
Cambridge, MA	02139
(Address of principal executive offices)	(zip code)
Registrant’s telephone number, including area code: (617)
714-4096

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, $0.0001	SURF	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934 (§
240.12b-2
of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 8.01	Other Events.
In connection with the issuance of the report of its independent registered public accounting firm as part of its recently announced entry into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Coherus BioSciences, Inc., Crimson Merger Sub I, Inc., and Crimson Merger Sub II, LLC, Surface Oncology, Inc. (the “Company”) is refiling as Exhibit 99.1 hereto its consolidated financial statements that were previously included in its Annual Report on Form
10-K
for the year ended December 31, 2022 (the “Form
10-K”)
and the related report of the Company’s independent registered public accounting firm. The financial statements filed as Exhibit 99.1 hereto are identical to those included in the Form
10-K
other than (i) an update to Note 1 to the consolidated financial statements to disclose events and circumstances arising after the filing of the Form
10-K
on March 9, 2023, that raise substantial doubt about its ability to continue as a going concern, and (ii) to add Note 18 to the consolidated financial statements describing subsequent events that occurred after the Form
10-K
was filed on March 9, 2023. The report of the Company’s independent registered public accounting firm included in Exhibit 99.1 hereto likewise includes a paragraph noting management’s conclusion regarding substantial doubt about the Company’s ability to continue as a going concern. Other than as described in the preceding sentences, Exhibit 99.1 does not revise, modify, update or otherwise affect the Form
10-K,
including the consolidated financial statements.
In connection with the filing of Exhibit 99.1 hereto, the Company is supplementing the risk factors previously disclosed in Item 1A of the Form
10-K
to add the following new risk factor:
Our management and auditors have expressed substantial doubt about our ability to continue as a going concern.
Our auditors’ report to our December 31, 2022 financial statements includes an explanatory paragraph that expressed substantial doubt about our ability to continue as a going concern. Our current cash level raises substantial doubt about our ability to continue as a going concern without immediate short-term financing or the consummation of the transactions contemplated by the Merger Agreement. Additionally, our management has independently determined that there is substantial doubt about the Company’s ability to continue as a going concern because our cash flows generated from operations may not be sufficient to meet our current operating costs. In addition, our future financial statements may include similar qualifications about our ability to continue as a going concern. The Company’s financial statements were prepared assuming that it will continue as a going concern and do not include any adjustments that may result from the outcome of this uncertainty. If the Company is unable to meet its current operating costs, the Company would need to seek or additional financing or modify or cease its operational plans. If the Company seeks additional financing to fund its business activities in the future and there remains substantial doubt about its ability to continue as a going concern, investors or other financing sources may be unwilling to provide additional funding to the Company on commercially reasonable terms or at all.
Please also refer to the complete Item 1A of the Company’s Form
10-K
for additional risks and uncertainties facing the Company that may have a material adverse effect on the Company’s business prospects, financial condition and results of operations.
In connection with the filing of Exhibit 99.1 hereto, to Company is hereby amending and restating Item 7 of its Form
10-K
as set forth in Exhibit 99.2 hereto. Exhibit 99.2 hereto is hereby incorporated by reference.
This Form
8-K
is being filed only for the purposes described above, and all other information in the Form
10-K
remains unchanged. In order to preserve the nature and character of the disclosures set forth in the Form
10-K,
the items included in Exhibit 99.1 of this Form
8-K
have been updated solely for the matters described above. No attempt has been made in this Form
8-K
to reflect events or occurrences after the date of the filing of the Form
10-K
on March 9, 2023, as amended by the Form
10-K/A
filed on May 1, 2023, and it should not be read to modify or update other disclosures as presented in the Form
10-K.
As a result, this Form
8-K
should be read in conjunction with the Form
10-K
and the Company’s filings made with the SEC subsequent to the filing of the Form
10-K.
References in the attached exhibits to the Form
10-K
or parts thereof refer to the Form
10-K
for the year ended December 31, 2022, filed on March 9, 2023, as amended by the Form
10-K/A
filed on May 1, 2023.
This Current Report on Form
8-K
contains forward-looking statements which are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements may be identified by such forward-looking terminology as “may,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue” or the negative of these terms or other comparable terminology. These forward-looking statements are based on a series of expectations, assumptions, estimates and projections about the Company, are not guarantees of future results or performance and involve substantial risks and uncertainty. The Company may not actually achieve the plans, intentions or expectations disclosed in these forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in these forward-looking statements. The Company’s business and its forward-looking statements involve substantial known and unknown risks and uncertainties, including the risks and uncertainties inherent in the Company’s statements regarding:

•	the transactions contemplated by the Merger Agreement;

•
the timing, progress and results of preclinical studies and clinical trials for the Company’s current product candidates and other product candidates it may develop, including statements regarding the timing of initiation and completion of studies or trials and related preparatory work, the period during which the results of the trials will become available, and the Company’s research and development programs;

•
the timing, scope or likelihood of regulatory filings and approvals, including timing of Investigational New Drug application and Biological Licensing Application filings for, and final U.S. Food and Drug Administration approval of the Company’s current product candidates and any other future product candidates;

•
the success of the implementation of the Company’s corporate restructuring and strategic decision to pause the internal clinical development of SRF617 and focus resources on the advancement of SRF388 and SRF114;

•	the timing, scope or likelihood of foreign regulatory filings and approvals;

•	the Company’s ability to use its understanding of the tumor microenvironment to identify product candidates and to match immunotherapies to select patient subsets;

•	the Company’s ability to develop and advance its current product candidates and programs into, and successfully complete, clinical studies;

•	the Company’s ability to develop combination therapies, whether on its own or in collaboration with Novartis, GSK and other third parties;

•	the Company’s manufacturing, commercialization and marketing capabilities and strategy;

•	the pricing and reimbursement of the Company’s current product candidates and other product candidates it may develop, if approved;

•	the rate and degree of market acceptance and clinical utility of the Company’s current product candidates and other product candidates it may develop;

•
the potential benefits of and the Company’s ability to maintain its collaborations with Novartis and GSK and establish or maintain future collaborations or strategic relationships or obtain additional funding;

•	the Company’s ability to retain the continued service of its key professionals and to identify, hire and retain additional qualified professionals;

•
the Company’s intellectual property position, including the scope of protection it is able to establish and maintain for intellectual property rights covering its current product candidates and other product candidates it may develop, the validity of intellectual property rights held by third parties, and the Company’s ability not to infringe, misappropriate or otherwise violate any third-party intellectual property rights;

•	the Company’s competitive position, and developments and projections relating to its competitors and its industry;

•	the Company’s expectations related to the use of its existing cash, cash equivalents and marketable securities;

•	the Company’s ability to raise capital to fund operations;

•	the Company’s estimates regarding expenses, future revenue, capital requirements and needs for additional financing;

•	the Company’s ability to regain compliance with the closing bid price requirement for listing on the Nasdaq Stock Market LLC; and

•	the impact of laws and regulations.
All of the Company’s forward-looking statements are as of the date of this Current Report on Form
8-K
only. In each case, actual results may differ materially from such forward-looking information. The Company can give no assurance that such expectations or forward-looking statements will prove to be correct. An occurrence of or any material adverse change in one or more of the risk factors or risks and uncertainties referred to in this Current Report on Form
8-K
or included in the Company’s other public disclosures or its other periodic reports or other documents or filings filed with or furnished to the Securities and Exchange Commission could materially and adversely affect the Company’s business, prospects, financial condition and results of operations. Except as required by law, the Company does not undertake or plan to update or revise any such forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections or other circumstances affecting such forward-looking statements occurring after the date of this Current Report on Form
8-K,
even if such results, changes or circumstances make it clear that any forward-looking information will not be realized. Any public statements or disclosures by the Company following this Current Report on Form
8-K
that modify or impact any of the forward-looking statements contained in this Current Report on Form
8-K
will be deemed to modify or supersede such statements in this Current Report on Form
8-K.

Item 9.01	Financial Statements and Exhibits.
(d)             Exhibits.

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

99.1	Financial Statements and Supplementary Data

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkb as e Document

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Surface Oncology, Inc.

Date: July 3, 2023	By:	/s/ Jessica Fees
Jessica Fees
Chief Financial Officer